BERWYN FUND

a series of THE BERWYN FUNDS














2000
SEMI-ANNUAL REPORT


Shareholders Services	a no load
c/o PFPC Inc.	mutual fund
P. O. Box 8821
Wilmington, DE  19899	(800) 992-6757






BERWYN FUND SEMI-ANNUAL REPORT



August 8, 2000	Net Asset Value Per Share:  $15.37



Dear Berwyn Fund Shareholder:

The Berwyn Fund's (TBF's) net asset value per share fell from $16.18 to $14.54 during the first half of the year. On a total return basis, the DJIA declined 8.45 percent; however, the S&P 500 and S&P 600 did better, down 0.42 percent and up 6.89 percent, respectively.

The first six months of the year were characterized by a number of crosscurrents that could be very beneficial to TBF in the months to follow. Throughout January and February there was a frenzy amongst the investment community and the public to buy high technology and Internet stocks. This fervor apparently peaked on March 10th when the NASDAQ Index traded over the
5100 level. The remainder of the first half consisted of a major drop in the NASDAQ Index
(now at 3759), a rush to blue chip stocks and, amongst this volatility, some indications that value investing may be returning to favor.

Since September of 1998, your Fund has traded in a narrow dividend-adjusted price range of
$13.96 to $17.75. Meanwhile, the popular market indices have, until recently, been hitting all-time highs. Investors, anxious to join the good times, have been buying blue chip, high technology and Internet related stocks without regard to price. In order to fund those purchases, they have sold currently unpopular stocks regardless of their low valuations. This process has gone on for much longer than we would have thought. Last year many of our stocks were selling at eight times annual earnings while popular stocks were selling between 25 and 35 times earnings. Some Internet-related stocks have sold at 1,000 times earnings or, when earnings were not present, 20 to 30 times revenues.

This year we find our stocks even more unpopular, with many of them selling at five and six times earnings. To us they appear as extremely attractive bargains, but they have remained unloved by the majority of investors and especially short-term speculators.

Last year we thought value investing had turned the corner. In the second quarter of 1999 TBF rose 21.26 percent which was more than the gain experienced by the DJIA, S&P 500 or S&P
600. However, in the fall high technology and Internet stocks experienced another wave of excitement and speculation which lasted into March 2000.

Some market observers believe that the March 10th top in the NASDAQ Index marks a long-term peak in the bull market for high technology and Internet stocks. At its top the NASDAQ Index was selling at 165 times earnings. We would hope that such an outrageously high valuation could not be exceeded, however, since the financial markets have recently broken all precedents, it is difficult to forecast with any degree of certitude.

Since the end of the first quarter TBF has outperformed the DJIA, S&P 500 and NASDAQ
Indices. The figures below, which are called relative strength curves, are obtained by dividing
TBF's price by the price of the various indices. Therefore, a rising trendline indicates better performance on the part of TBF while a declining line means TBF is doing worse than the index to which it is being compared. In each of the three figures TBF has made relative progress since
March 31st, the end of the first quarter. The greatest progress has been made against the
NASDAQ, however, TBF has also put in a good relative performance versus the S&P 500 and the DJIA.



Relative Strength of TBF versus the NASDAQ

Since March 31st TBF has outperformed the NASDAQ




Relative Strength of TBF versus the S&P 500

TBF has also outperformed the S&P 500 since March 31st







Relative strength of TBF versus the DJIA

TBF has outperformed the DJIA in the past 4 months as well



As investors we have been frustrated by the inability of our soundly based investment strategy to provide a decent return over the past 2 years. Equally frustrated have been the insiders and management teams of these undervalued companies. In response, almost all of the companies in
TBF's portfolio have initiated stock repurchase programs. At the same time second quarter earnings have been responding to a strong economy, cost reduction programs and rising commodity prices. If sustained, higher earnings, coupled with fewer shares outstanding, should provide an exciting turnaround for our Fund.

We are further encouraged by the following factors:

? Our basic material companies, which include AK Steel, IMC Global, Impala Platinum and
Kaiser Aluminum are enjoying higher selling prices

? Energy related companies such as Berry Petroleum, Frontier Oil and Callon Petroleum are benefiting from higher oil and natural gas prices

? Anangel, B & H Ocean and Stolt Nielsen are receiving higher shipping rates due to a pick-up in the Asian economy

? Due to an increase in Boeing's build rate and cessation of its inventory reduction program,
Ducommun and Esterline Technology are experiencing higher order levels

? Dixie Group, Drew, Kevco and Patrick Industries should rise as the manufactured housing industry bottoms and begins to rebound

? Our health care companies Invacare, Quidel and Rehabcare are experiencing solid growth trends

While Department 56 and Printronix have announced disappointing second quarter earnings, their balance sheets remain sound and their growth strategies are intact. Overall we remain very pleased with the fundamentals of our investments.

For the first half of 2000, the portfolio's annual turnover rate was 10 percent, which is below our historical turnover rate, but greater than last year's unusually low turnover rate of 6.0 percent. New portfolio additions such as Ansys, Chemfirst, IBP, Invacare and Rehabcare are responsible for the increase in turnover. The annualized expense ratio declined to 1.16 percent, which is down from the 1.39 percent registered in calendar 1999. Assets declined from $39.3 million at year-end and $29.2 million at the end of the March quarter to $26.8 million.

In summary, although the euphoria surrounding Internet, high technology and biotech stocks persisted far longer and went to heights which we did not foresee, that unprecedented period now appears to have ended. The disappointments suffered by investors in these areas of the market in the past four months is already leading to a greater emphasis on value investing. We continue to be excited about the future of our investments and TBF.


Very truly yours,



Robert E. Killen
President









Note:  	Returns for the Berwyn Fund are net of all expenses, advisory fees and commission
charges and include the reinvestment of dividends and interest (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in TBF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000
(Unaudited)


Assets:
Investments in Securities, at Market Value	$26,580,030
   (Cost $25,194,503.) (Note 2)
Cash			122,207
Receivables:
	    Dividends		12,944
    Interest			3,074
    Investment Securities Sold	      159,862
		Total Assets	 26,878,117

Liabilities:
Payable to Securities Purchased	29,781
Accrued Expenses	13,494
Investment Advisory Fee Payable	       23,017
		Total Liabilities	       66,292


Net Assets:  (1)
Applicable to 1,843,463 Outstanding Shares of
    Common Stock, $1.00 Par Value
    (Authorized 20,000,000 Shares)	26,811,825

Net Asset Value and Offering Price Per Share
    ($26,811,825 /1,843,463 Outstanding Shares)	         14.54

Minimum Redemption Price Per Share (Note 1)	         14.39


(1)	On June 30, 2000 Net Assets consisted of the following:
	Common Stock, Par Value $1.00	1,843,463
	Paid-in Capital	23,308,555
	Accumulated Net Investment Loss	(75,780)
	Accumulated Net Realized Capital Gains	350,059
	Net Unrealized Appreciation of Investment Securities	  1,385,528
			$26,811,825




The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2000
(Unaudited)


Investment Income:
	Dividends	$162,336
	Interest	   18,647

	Total Investment Income		$    180,983

Expenses:
	Investment Advisory Fee (Note 3)	160,965
	Transfer Agent Fees	18,342
	Custodian Fees	15,554
	Professional Fees	22,597
	Registration Fees	15,951
	Directors' Fees	1,600
	Printing Costs	8,009
	Office Expenses	5,635
	Insurance	6,143
	Taxes (Other than Income Taxes)	     1,967

		Total Expenses		    256,763

		Net Investment Loss		    (75,780)

Realized and Unrealized Gain (Loss) on Investments:
	Net Realized Gain from Sales of Investment Securities		411,233

	Net Change in Unrealized Depreciation on
		Investment Securities		(3,777,912)

	Net Realized and Unrealized Loss on Investments		(3,366,679)

Net Decrease in Net Assets Resulting from Operations		$(3,442,459)







The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)


			Six Months	Six Months
		Ended	Ended
		    06/30/00   	   06/30/99
Increase in Net Assets from Investment Activities:
	 Net Investment Loss	$      (75,780)	$      (128,582)
	 Net Realized Gain from Sales of
		Investment Securities	411,233	3,612,311
	 Change in Net Unrealized Appreciation
		on Investment Securities	   (3,777,912)	   (3,270,774)

		 Net Increase (Decrease) in Net Assets Resulting
		     from Operations	   (3,442,459)	       212,955

Capital Share Transactions (1):
	 Net Proceeds from Sales of Shares	838,223	1,994,782
	 Cost of Shares Redeemed	  (9,893,535)	 (15,530,472)

		 Net Decrease in Net Assets from
		     Capital Share Transactions	  (9,055,312)
(13,535,690)

		 Total Decrease in Net Assets	(12,497,771)	  (13,322,735)

Net Assets:
	 Beginning of Period	  39,309,596	 62,874,532

	 End of Period (Including Undistributed Net
	     Investment Loss of ($75,780) and
	     ($128,582) at June 30, 2000 and 1999,
	     respectively) 	$  26,811,825	$  49,551,797

(1) Capital Shares Issued and Redeemed:
      Shares Sold	52,817	126,236
      Shares Redeemed	      (638,989)	      (976,884)
	      (586,172)	      (850,648)





The accompanying notes are an integral part of these financial statements

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
(Unaudited)


			SIX MONTHS
			ENDED		YEAR ENDED

06/30/00    	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95

Net Asset Value, Beginning of Year	    $16.18	$16.96	$22.01
	$19.69	$19.43	$17.55
				______	______	______	______
	______	______

Income from Investment Operations:
	Net Investment Income (Loss)	(0.04)	(0.08)	(0.09)	0.00
	(0.02)	    0.00
	Net Realized and Unrealized Gains
		on Securities	(1.60)	(0.70)	(4.11)	5.06	2.78
3.34
				______	______	______	______
	______	______

		Total from Investment Operations	(1.64)	(0.78)
	(4.20)	5.06	2.76	    3.34
				______	______	______	______
	______	______

Less Distributions:
	Dividends from Net Investment Income	0.00	0.00	0.00	0.00	0.00
(0.01)
	Distributions from Net Realized Gains	0.00	0.00	(0.85)
	(2.74)	(2.50)	    (1.45)
				______	______	______	______
	______	______

		Total Distributions	0.00	0.00	(0.85)	(2.74)
	(2.50)	    (1.46)
				______	______	______	______
	______	______

Net Asset Value, End of Year	$14.54	$16.18	$16.96	$22.01
	$19.69	$19.43



		Total Return	(10.14%)	(4.60%)	(18.90%)	26.05%
	14.35%	        19.18%

Ratios/Supplemental Data:
	Net Assets, End of Period (000)	$26,812	$39,310	$62,862
	$100,406	$94,056	$97,234

	Ratio of Expenses to Average Net Assets	1.16%*	1.39%	1.20%	1.20%
	1.21%	          1.23%

	Ratio of Net Investment Income (Loss)
		To Average Net Assets	(0.46%)*	(0.39%)	(0.45%)
	(0.02%)	(0.10%)	         0.04%

	Portfolio Turnover Rate		10%*	6%	19%	26%	32%
32%



*Annualized
The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF INVESTMENTS
JUNE 30, 2000
(Unaudited)


Number of
    Shares    	                       COMMON STOCKS  -  98.0%
	Value*

		AEROSPACE / DEFENSE -3.2%
		72,366	Ducommun Inc. +	$   863,869

		AIRLINES - 0.2%
	11,900	Midway Airlines +	     60,988

		ALCOHOLIC BEVERAGE - 1.2%
	40,641	Todhunter International Corp. +	   320,048

		AUTOMOTIVE AND TRUCK PARTS - 0.8%
	246,334	National Standard Co. +	   215,542

		BANKING - 2.9%
	32,520	BSB Bancorp Inc.	632,107
	8,000	First Essex Bancorp, Inc.	   127,500
			   759,607
		CHEMICALS - 0.6%
	19,000	Carbide/Graphite +	71,250
	4,000	IMC Global, Inc.	   52,000
	1,000	Chemfirst, Inc.	    24,125
			  147,375
		COMMERCIAL PRINTING -6.7%
	56,767	Courier Corp.	1,603,667
		25,500	Ennis Business Forms		   204,000
					1,807,667
			COMPUTER & PERIPHERALS -10.7%
	223,855	Data I/O Corp. +	895,420
	20,000	Microtouch+	172,500
	29,000	Ansys+	329,875
	113,152	Printronix, Inc. +	1,470,975
			2,868,770
		DIVERSIFIED MANUFACTURING -2.2%
	84,404	Lindberg Corp.	   590,828



The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)


Number of
    Shares   	                     COMMON STOCKS (Continued)
	Value*

		ELECTRONIC PRODUCTS - 1.7%
	74,917	Scan-Optics	$    46,823
	127,338	Wells-Gardner Electronics	       413,849
			   460,672
		FOOD PRODUCTS - 0.3%
	5,000	IBP	     77,188

		FOREST & PAPER PRODUCTS - 4.0%
	31,000	Greif Brothers Corp.	954,381
	7,506	MAXXAM Inc.	   133,231
			1,087,612
		FURNITURE MANUFACTURING - 3.6%
	69,823	La-Z-Boy 	   977,522

		HEALTH CARE - 2.2%
	22,000	Rehabcare Group +	   599,500

		INSURANCE - 1.9%
	35,563	First American Financial Corp.	   508,995

		MACHINERY MANUFACTURING - 4.5%
	39,750	Hardinge, Inc.	419,859
	55,744	Terex Corp. +	   787,384
			1,207,243
		MANUFACTURED HOUSING - 4.0%
	85,700	Drew Ind. +		674,888
	82,000	Kevco Inc. +	115,317
	47,000	Patrick Industries	   293,750
					1,083,955
		MARITIME INDUSTRY - 5.4%
	97,311	Anangel-American Shipholders ADR	456,145
	267,405	B & H Ocean Carriers	133,703
	47,600	Stolt-Nielsen S.A. ADR	  850,850
			1,440,698
		MEDICAL SERVICES - 0.4%
	4,000	Invacare Corp.	   105,000



The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)


Number of
    Shares   	                    COMMON STOCKS (Continued)
	Value*

		MEDICAL PRODUCTS & SERVICES - 2.8%
	141,176	Quidel Corp.+	$   741,174

		METALS & MINING - 11.1%
	38,200	Impala Platnium-UNSPON ADR	1,420,998
	60,600	Kaiser Aluminum +	242,400
	435,250	Westmoreland Coal Co. +**	 1,305,750
			 2,969,148
		OIL & GAS EXPLORATION & PRODUCTION - 8.9%
	25,300	Berry Petroleum Co.	430,100
	66,100	Callon Petroleum +	983,238
	174,364	Ranger Oil Ltd.	    959,002
			 2,372,340
		OIL REFINING - 6.8%
	226,744	Frontier Oil Corp.	 1,813,952

		PRECISION INSTRUMENTS - 4.3%
	77,670	Esterline Technology Corp. +	 1,155,341

		RETAIL INDUSTRY - 2.1%
	28,100	Blair Corporation	   519,850
	5,000	Department 56		      55,000
				    574,850
		STEEL & STEEL PRODUCTS - 1.3%
	42,100	AK Steel Holding Corp.	    336,800

		TEXTILES - 4.2%
	86,040	Culp, Inc.	440,955
	179,649	Dixie Group, Inc. +	     696,140
			  1,137,095

TOTAL COMMON STOCKS (Cost $24,694,503)	26,283,779






The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)



     Face
  Amount	                    CORPORATE BONDS  -  1.1%		   Value*
	$250,000	Campbell Resources  7.5%   CV  07/20/04 	$       92,813
	250,000	TransLux  7.5%  CV  12/01/06	     203,438
			     296,251

TOTAL CORPORATE BONDS (Cost $500,000)	     296,251


TOTAL INVESTMENTS (Cost $25,194,503) - 99.1%	26,580,030


OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%	     231,795


NET ASSETS - 100%	$26,811,825














______________________________________
	*	See Note 2 to the Financial Statements
	** 	Considered to be an affiliate under the Investment Company Act of
1940
	+	Non-Income Producing Security
	ADR	American Depositary Receipt
	CV	Convertible Security



The accompanying notes are an integral part of these financial statements.


BERWYN FUND
A SERIES OF THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000



NOTE 1 - ORGANIZATION

The Berwyn Funds is a Delaware Business Trust registered under the Investment Company Act of 1940, as amended, as an open-end management company. Berwyn Fund (the
Fund) is a
portfolio series of The Berwyn Funds. The Fund's primary investment objective is long-term capital appreciation. For redemptions of capital shares of the Fund held less than one year, the
Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed.


NOTE 2 - ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation:	Securities listed on a national securities exchange
are valued at the last
quoted sales price. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income and otherwise comply with the provisions of the
Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

Securities Transactions and Investment Income:	Securities transactions are
accounted for on
the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.

Distributions to Shareholders: The Fund distributes annually all of its net investment income and any net realized capital gains. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are adjusted to reflect their tax treatment in the period the differences arise.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY
	     TRANSACTIONS

Under the terms of the investment advisory agreement, the Fund has agreed to pay The Killen
Group, Inc. (the "Investment Adviser") an investment advisory fee at an annual rate of 1% of the Fund's average daily net assets. The Investment Adviser and the Directors and Officers of the
Investment Adviser, together with their families, owned 333,009 shares of the Fund at June 30,
2000.

During the period ended June 30, 2000, the Fund paid $57,467 in commissions to Berwyn
Financial Services, a brokerage company affiliated with the Investment Adviser, to execute certain portfolio transactions.

NOTE 4 - SECURITY TRANSACTIONS

During the period ended June 30, 2000, the Fund made purchases of $1,366,297 and sales of
$10,671,897 of investment securities other than U.S. Government securities and temporary cash investments.

Cost of securities owned at June 30, 2000 and the net realized gains or losses on securities sold for the period then ended for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes.

At June 30, 2000, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $1,385,528 of which $8,793,604 related to appreciated securities and
$7,408,077 related to depreciated securities.



Notes